Federated International Leaders Fund
A Portfolio of Federated World Investment Series, Inc.
CLASS T SHARES (TICKER FGFTX)

SUPPLEMENT TO SUMMARY PROSPECTUS DATED JANUARY 31, 2018
The Board of Directors of Federated International Leaders Fund (the “Fund”) has approved a reduction in the Fund's management fee from 0.90% to 0.85% of the Fund's average daily net assets effective June 28, 2018:
1. Under the section entitled “RISK/RETURN SUMMARY: FEES AND EXPENSES,” please replace the “Fee Table” and “Example” in their entirety with the following:
This table describes the fees and expenses that you may pay if you buy and hold Class T Shares (T) of the Fund.
Shareholder Fees (fees paid directly from your investment)	T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1]	0.85%
Distribution (12b-1) Fee	None
Other Expenses[2]	0.52%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses[1]	1.39%
Fee Waivers and/or Expense Reimbursements[1,3]	(0.15)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.24%
1	The Management Fee, Total Annual Fund Operating Expenses and Fee Waivers and/or Expense Reimbursements have been restated to reflect current fees due to a reduction in the stated, gross Management Fee for the Fund.
2	Because the Class T Shares have not yet commenced operations, “Other Expenses” are based on estimated amounts for the current fiscal year.
3	The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective February 1, 2018, total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, tax reclaim recovery expenses, proxy-related expenses, interest expense and extraordinary expenses, if any) paid by the Fund's T class (after the voluntary waivers and/or reimbursements) will not exceed 1.22% (the “Fee Limit”), up to but not including the later of (the “Termination Date”): (a) February 1, 2019; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund's Board of Directors.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
1 Year	$388
3 Years	$679
5 Years	$991
10 Years	$1,877
June 28, 2018
Federated International Leaders Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q454367 (6/18)
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